UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2007 (May 15, 2007)

InfoTech USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-22693 (Commission file number)	11-2889809 (IRS Employer Identification Number)
7 Kingsbridge Road, Fairfield, New Jersey 07004 (Address of principal executive office, including zip code)
Registrant’s telephone number, including area code: (973) 227-8772

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

ITEM 1.01  Entry Into a Material Definitive Agreement

InfoTech USA, Inc., a Delaware corporation (the “Company”), entered into a Satisfaction of Loan Agreement (the “Agreement”), dated May 15, 2007, with Applied Digital Solutions, Inc., a Delaware corporation and the owner of a majority of the outstanding common stock of the Company. (“Applied Digital”). A copy of the Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Under the Agreement, Applied Digital issued to the Company 833,333 shares (the “Shares”) of its common stock, par value $0.01 per share, having an aggregate value of approximately $1.0 million on the date of issuance. In the event that, on the date the Shares are registered, the value of Shares based on the preceding 10 days’ trading value does not equal at least $1.0 million, Applied Digital may issue additional shares to the Company or offset any shortage by cash payment, at its election. In the event that, on the date the Shares are registered, the value of Shares based on the preceding 10 days’ trading value exceeds $1.0 million, the Company will return the excess Shares to Applied Digital. Among other requirements, including our receipt of a customary opinion letter from counsel for Applied Digital, once a registration statement covering the Shares is declared effective by the Securities and Exchange Commission (the “Effective Date”) and the Shares become freely tradeable by the Company, Applied Digital will be in full satisfaction of all principal, interest and other monies owed to the Company under the Commercial Loan Agreement, Term Note and Stock Pledge Agreement, each dated June 27, 2003, as amended from time to time (the “Loan Documents”), between the Company and Applied Digital.

Under the terms of the Loan Documents, the Company loaned Applied Digital an original principal amount of $1.0 million on June 27, 2003, which bore interest payable monthly at 16% per annum. All obligations under the Loan Documents will be stayed until the Effective Date.

Section 9 - Financial Statements and Exhibits

ITEM 9.01  Financial Statements and Exhibits

(d) Exhibits

10.1	Satisfaction of Loan Agreement dated May 15, 2007, between Applied Digital Solutions, Inc. and InfoTech USA, Inc.

10.2

Consent to Satisfaction of Loan to Applied Digital Solutions, Inc. dated May 11, 2007, between Wells Fargo Business Credit, InfoTech USA, Inc., InfoTech USA, Inc. and Information Technology Services, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFOTECH USA, INC.

By:	/s/ J. Robert Patterson
Name:	J. Robert Patterson
Title:	Vice President, Chief Financial Officer, Secretary, Treasurer and Director

Dated: May 17, 2007

INDEX TO EXHIBITS

Exhibit Number	Description

10.1	Satisfaction of Loan Agreement dated May 15, 2007, between Applied Digital Solutions, Inc. and InfoTech USA, Inc.

10.2

Consent to Satisfaction of Loan to Applied Digital Solutions, Inc. dated May 11, 2007, between Wells Fargo Business Credit, InfoTech USA, Inc., InfoTech USA, Inc. and Information Technology Services, Inc.